EXHIBIT 17


                                      PROXY
                       ANCHOR RESOURCE AND COMMIDITY TRUST
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Stockholders - August 4, 1999

 The undersigned hereby appoints David W. C. Putnam, Christopher Y. Williams, and Peter K. Blume, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Anchor Resource and Commodity Trust which the undersigned is entitled to vote at the Special Meeting of Stockholders of Anchor Resource and Commodity Trust to be held on
      August4,  1999  at 2  p.m.,  at 579  Pleasant  Street,  Suite  4,  Paxton,
            Massachusetts 01612, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES AND/OR ON THE LINE PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSAL.

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Proposal to Approve OR Disapprove
an Agreement and plan of Reorganization
between Anchor Resource and Commodity Trust
and Anchor Strategic Assets Trust            FOR [__] AGAINST [__] ABSTAIN [__]

In their discretion on any other business
which may properly come before the meeting
or any adjournments thereof.                 FOR [__] AGAINST [__] ABSTAIN [__]


                                          Please  sign  EXACTLY  as your name or
                                          names appear at left.  When signing as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give your
                                          full title as such.


                                          ------------------------------------
                                                 (Signature of Stockholder)


                                          ------------------------------------
                                            (Signature of joint owner, if any)

                                          Date _________________________, 1999



                    PLEASE SIGN AND RETURN PROMPLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED



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